UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2024

Plug Power Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-34392	22-3672377
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

125 Vista Boulevard, Slingerlands, New York	12159
(Address of principal executive offices)	(Zip Code)

 (518) 782-7700

Registrant’s telephone number, including area code:

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PLUG	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On August 30, 2024, Plug Power Inc., a Delaware corporation (the “Company”) certified with the Securities and Exchange Commission (the “SEC”) that it complied with and completed the undertakings set forth in the settled SEC civil administrative proceeding and order entered on August 30, 2023. The Company timely remediated all material weaknesses as required by the SEC’s order. A copy of the press release announcing the Company’s completion of undertakings related to the SEC settlement is attached hereto as Exhibit 99.1.

In addition, it has come to the Company’s attention that the disclosure in Item 4 – Evaluation of Disclosures and Procedures in its Quarterly Report on Form 10-Q for the period ended March 31, 2024 noted that the Chief Executive Officer and Chief Financial Officer evaluated the effectiveness of the Company’s disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), but did not state their conclusion. Based on their evaluation, the Chief Executive Officer and Chief Financial Officer concluded that as of March 31, 2024, the Company’s disclosure controls and procedures were not effective because of material weaknesses in internal control over financial reporting described in Part II, Item 9A “Controls and Procedures” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023. It has also come to the Company’s attention that the disclosure in Item 4 – Evaluation of Disclosures and Procedures in the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2024 noted that the Chief Executive Officer and Chief Financial Officer evaluated the effectiveness of the Company’s disclosure controls and procedures but did not state their conclusion. The Company affirms that the Company maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in its reports that it files or submits under the Exchange Act are recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms, and that the Chief Executive Officer and Chief Financial Officer concluded that such disclosure controls and procedures were effective as of June 30, 2024.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release of Plug Power Inc. dated September 5, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Plug Power Inc.

Date: September 5, 2024	By:	/s/ Paul Middleton
Name: Paul Middleton
Title: Chief Financial Officer